SUMMARY PROSPECTUS ï FEBRUARY 26, 2010 Van Kampen Global Bond Fund

Class / Ticker  A VGBAX  B VGBBX  C VGBCX  I VGBIX  R VGBRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/globalbond. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated February 26, 2010, the Fund’s audited financial statements for the period ended October 31, 2009, including the notes thereto, and the report of Deloitte & Touche LLP, included in the Fund’s annual report dated October 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 20 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I	Class R
	Shares	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.63%	0.63%	0.63%	0.63%	0.63%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%

Other expenses	1.29%	1.26%	1.21%	1.20%	1.20%

Total annual fund operating expenses	2.17%	2.89%	2.84%	1.83%	2.33%

Fee waiver and/or expense reimbursement[3]	1.17%	1.14%	1.09%	1.08%	1.08%

Net annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.00%	1.75%	1.75%	0.75%	1.25%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year, 2.50% in the fourth year, 1.50% during the fifth year after purchase, and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the net annual fund operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Fund’s Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of

Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$572	$778	$1,001	$1,642

Class B Shares	$578	$851	$1,099	$2,063

Class C Shares	$278	$551	$949	$2,065

Class I Shares	$77	$240	$417	$930

Class R Shares	$127	$397	$687	$1,512

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$572	$778	$1,001	$1,642

Class B Shares	$178	$551	$949	$2,063

Class C Shares	$178	$551	$949	$2,065

Class I Shares	$77	$240	$417	$930

Class R Shares	$127	$397	$687	$1,512

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in investment grade fixed income securities of U.S. and non-U.S. issuers. The Fund’s portfolio management team employs a value approach toward investing, relying specifically upon analyzing the relative attractiveness of both U.S. and non-U.S. government, corporate, mortgage and asset-backed securities and collateral mortgage obligation securities to form investment decisions. The portfolio management team seeks to maximize returns by actively managing the interest rates, yield curve, credit risk, country risk and currency valuations of the Fund’s investments.

Types of securities. Under normal market conditions, the Fund invests primarily in investment grade fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities of any size, mortgage-related or mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), asset-backed securities and floating rate securities. Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States). The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. or non-U.S. dollar denominated.

The Fund may purchase and sell certain derivative instruments known as “derivatives,” such as options, futures contracts, options on futures contracts, forward contracts, swaps (including currency, interest rate, credit default and total return swaps and swap options) and structured products (collectively also referred to in the Fund’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

Quality levels. Under normal market conditions, the Fund invests primarily in investment grade securities, which are securities rated at the time of purchase at least Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s (“S&P”) or if not rated, are deemed to be of comparable quality by the portfolio management team. The Fund may invest up to 25% of its total assets in below investment grade, high-yielding, high-risks securities at the time of investment. Such securities, which are rated Ba or lower by Moody’s or BB or lower by S&P or unrated securities deemed by the Fund’s portfolio management team to be of comparable quality, are commonly referred to as “junk bonds” and involve greater risks than investments in higher-grade securities.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. To the extent that the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. The yields and market prices of U.S. and non-U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market and, while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

•	Income risk. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

•	Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

•	Extension risk. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

•	Foreign risks. Risks of investing in securities of foreign issuers, including emerging market country issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. Securities of emerging market country issuers may be subject to heightened levels of these risks. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issues in that country or region.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund’s Class A Shares over the past calendar year prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares, Class I Shares and Class R Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.01% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class A Shares was –5.70% (for the quarter ended March 31, 2009).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Barclays Capital Global Aggregate Bond Index, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund, and a blended index comprised of 75% J.P. Morgan Government Bond Index — Global Unhedged USD and 25% J.P. Morgan Government Bond Index — Emerging Markets Global Diversified (the “Blended Index”). Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based measure of the global investment grade fixed income markets. It measures a wide spectrum of global government, government-related agencies, corporate, and securitized fixed-income investments. The J.P. Morgan Government Bond Index — Global Unhedged USD measures the performance in U.S. dollars on an unhedged basis of fixed rate government debt of major developed global bond markets. It includes only traded issues available to investors. The J.P. Morgan Government Bond Index — Emerging Markets Global Diversified tracks local currency government bonds issued by emerging markets. The Fund’s performance figures include the maximum sales charges paid by investors. The indices performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before-tax returns for each class of shares, the table shows after-tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for the Fund’s Class B Shares, Class C Shares, Class I Shares and Class R Shares will vary from the Class A Shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Since Inception” performance information shown below for each class of shares and the corresponding performance information for the Barclays Capital Global Aggregate Bond Index and the Blended Index is provided since December 31, 2008.

Average Annual Total Returns
for the Periods Ended	Past	Since
December 31, 2009	1 Year	Inception

Class A Shares

Return Before Taxes	0.65%	0.65%

Return After Taxes on Distributions	–0.42%	–0.42%

Return After Taxes on Distributions and Sale of Fund Shares	0.43%	0.43%

Barclays Capital Global Aggregate Bond Index	6.93%	6.93%

Blended Index	6.72%	6.72%

Average Annual Total Returns
for the Periods Ended	Past	Since
December 31, 2009	1 Year	Inception

Class B Shares

Return Before Taxes	0.92%	0.92%

Barclays Capital Global Aggregate Bond Index	6.93%	6.93%

Blended Index	6.72%	6.72%

Class C Shares

Return Before Taxes	4.95%	4.95%

Barclays Capital Global Aggregate Bond Index	6.93%	6.93%

Blended Index	6.72%	6.72%

Class I Shares

Return Before Taxes	5.97%	5.97%

Barclays Capital Global Aggregate Bond Index	6.93%	6.93%

Blended Index	6.72%	6.72%

Class R Shares

Return Before Taxes	5.46%	5.46%

Barclays Capital Global Aggregate Bond Index	6.93%	6.93%

Blended Index	6.72%	6.72%

The current yield for the thirty-day period ended December 31, 2009 is 2.72% for Class A Shares, 2.11% for Class B Shares, 2.11% for Class C Shares, 3.13% for Class I Shares and 2.62% for Class R Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Morgan Stanley Investment Management Limited is the Fund’s subadviser (the “Subadviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

	Title with
	Adviser or	Date Began
Name	the Subadviser	Managing Fund

Richard Ford	Managing Director	2008

Michael B. Kushma	Managing Director	2008

Christian G. Roth	Managing Director	2008

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares and Class R Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares and Class R Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is generally a taxable event for shares held in taxable accounts. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: GBFSUM 2/10